Exhibit 10.11
INVESTORS’ RIGHTS AGREEMENT
     This Investors’ Rights Agreement (this “Agreement”) is made and entered into as of September 13, 2006, among Tenby Pharma Inc., a Delaware corporation (the “Company”), and the investors signatory hereto (each such investor is a “Investor” and all such investors are, collectively, the “Investors”).
     WHEREAS, immediately prior to the execution of this Agreement, the Company, Sirion Therapeutics, Inc., a North Carolina corporation (“Sirion”) and each of the shareholders of Sirion (the “Sirion Shareholders”) entered into that certain Contribution Agreement, pursuant to which each of the Sirion Shareholders contributed all of its shares of capital stock of Sirion in exchange for shares of capital stock of the Company (the “Contribution”);
     WHEREAS, simultaneously with the execution and delivery of this Agreement, the Company and certain of the Investors (the “North Sound Investors”) are entering into that certain Series A Preferred Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the North Sound Investors are purchasing from the Company an aggregate of 3,125,000 shares of Series A Preferred Stock for an aggregate purchase price of $25,000,000 (the “Financing”); and
     WHEREAS, the Company and the Investors have agreed to enter into this Agreement in connection with the Contribution and as a condition to the closing of the Financing.
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:
          1. Definitions. In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms have the meanings indicated:
     “Effective Date” means the date that a Registration Statement is declared effective by the Commission.
     “Effectiveness Period” means the period commencing on the Effective Date of a Registration Statement and ending on (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2, the first to occur of (a) the fifth anniversary of the Effective Date and (b) the date when all Registrable Securities covered by such Registration Statement cease to be Registrable Securities, and, (ii) with respect to any additional Registration Statements that may be required pursuant to Section 3, until the first to occur of (a) the later of (x) the fifth anniversary of the Effective Date of the initial Registration Statement filed pursuant to Section 2, and (y) the first anniversary of the Effective Date of such Registration Statement, and (b) the date when all Registrable Securities covered by such Registration Statement cease to be Registrable Securities.
     “Filing Date” means, with respect to the initial Registration Statement required to be filed pursuant to Section 2, the 60th day following the Closing Date, and, with respect to any additional Registration Statements that may be required pursuant to Section 3, the

30th day following the date on which the Company receives a valid request for registration pursuant to Section 3.
     “Holder” means any holder, from time to time, of Registrable Securities.
     “Investor Counsel” means Proskauer Rose LLP, counsel to the Investors for purposes of this Agreement; provided, however, that if none of the North Sound Investors are listed as a “Selling Stockholder” in a Registration Statement, the Holders of a majority of the Registrable Securities to be sold pursuant to such Registration Statement shall be entitled to select alternative counsel to act as “Investor Counsel” with respect to such Registration Statement.
     “Investor Request” means a request from Investors that in the aggregate possess a majority of the Registrable Securities outstanding or deemed to be outstanding as of the date of such request.
     “Nominal Value” means $8.00 per share, as adjusted for any stock dividends, combinations, splits, recapitalizations and the like occurring with respect to the Common Stock following the date of this Agreement.
     “Outside Investor” means each of the North Sound Investors, Avalon Ventures VI GP Fund, LLC, Avalon Ventures VI, L.P., Avalon Ventures VII, L.P. and PharmaBio Development Inc.
     “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Registrable Securities” means (i) any Common Stock, including Underlying Shares and any other shares of Common Stock issued or issuable upon conversion of any shares of Series A Preferred Stock (without giving effect to any limitations on conversion contained in the Certificate of Designations); and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when such securities have been sold by a Person: (i) in a transaction in which such Person’s rights under this Agreement are not assigned in accordance with the provisions of this Agreement; (ii) pursuant to an effective registration statement under the Securities Act; or (iii) pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.
     “Registration Statement” means any registration statement to be filed under the Securities Act, which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.
     “Required Effectiveness Date” means, with respect to the initial Registration Statement required to be filed pursuant to Section 2, the 150th day following the Closing Date, and, with respect to any additional Registration Statements that may be required pursuant to Section 3, the 60th day following the date on which the Company receives a valid request for registration pursuant to Section 3; provided, that such 150 day or 60 day period, as applicable, shall be extended for so long as the Company shall continue to comply with each of the applicable requirements of Section 5 below and use its best efforts to cause such Registration Statement to be declared effective by the Commission as promptly as practicable, up to a maximum of an additional 90 days.
     “Rule 415,” “Rule 416,” “Rule 424” and “Rule 461” means Rule 415, Rule 416, Rule 424 and Rule 461, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rule(s) may be amended from time to time, or any similar rule(s) or regulation(s) hereafter adopted by the Commission having substantially the same effect as such Rule(s).
     “Qualified Public Offering” means a bona fide firm commitment underwritten public offering pursuant to a registration statement under the Securities Act which results in aggregate gross proceeds to the Company of not less than $35,000,000.
          2. Mandatory Registration.
          (a) As soon as possible following the Closing Date (but not later than the Filing Date), the Company shall prepare and file with the Commission a “Shelf” Registration Statement covering the resale of fifty percent (50%) of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Such Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith to which the Holders consent, which consent may not be unreasonably withheld), and shall contain (except if otherwise directed by the Holders) the “Plan of Distribution” attached hereto as Annex A. The Company shall use its best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and in any event prior to the Required Effectiveness Date (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 within three (3) days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or will not be subject to further review) and shall use its best efforts to keep such Registration Statement continuously effective during the Effectiveness Period. The Company shall notify each Holder in writing promptly (and in any event within one business day) after receiving notification from the Commission that a Registration Statement has been declared effective. For purposes of the obligations of the Company under this Agreement, no Registration Statement shall be considered “effective” with respect to any Registrable Securities unless such Registration Statement lists the Holders of such Registrable Securities as “Selling Stockholders” and includes such other information as is required to be disclosed with respect to such Holders to permit them to sell their Registrable Securities pursuant to such Registration Statement. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.
          (b) Upon the occurrence of any Event (as defined below) and on every monthly anniversary thereof until the earlier of the date the applicable Event is cured or the first anniversary of the occurrence of the Event, as partial relief for the damages suffered therefrom by the Holders (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 2.0% of the Nominal Value of the Registrable Securities held by such Holder. The liquidated damages payable pursuant to the terms hereof (i) shall not apply to the extent, but only to the extent, that the shares of Common Stock required to be included in the applicable Registration Statement are not otherwise available to be sold as a result of the restrictions contained in Section 8 hereof, and (ii) shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event. For such purposes, each of the following shall constitute an “Event”: (w) a Registration Statement is not filed on or prior to the applicable Filing Date or is not declared effective on or prior to the applicable Required Effectiveness Date; (x) after the Effective Date for a Registration Statement, if the Company is not eligible to use Form S-3 under the Securities Act (or similar or successor form) at such time, a Holder is not permitted to sell Registrable Securities under such Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason for five (5) or more consecutive Trading Days or an aggregate of twenty (20) or more Trading Days in any 12- month period; (y) after the Effective Date for a Registration Statement, if the Company is eligible to use Form S-3 under the Securities Act (or similar or successor form) at such time, a Holder is not permitted to sell Registrable Securities under such Registration Statement (or a subsequent Registration Statement filed in replacement thereof) for any reason for five or more Trading Days (whether or not consecutive); or (z) at any time after the Common Stock is first listed or quoted on an Eligible Market, the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of five Trading Days (which need not be consecutive Trading Days).
          (c) At the election of any Holder, any amount required to be paid by the Company to such Holder pursuant to Section 2(b) may instead be added to the Stated Value of the outstanding Preferred Stock then owned by such Holder. A Holder may make such election by delivering written notice to the Company at any time before such cash payment is received by such Holder.
          3. Demand Registration.
          (a) If at any time after the earliest of (i) the first anniversary of the Closing Date, (ii) the closing of a Qualified Public Offering, or (iii) the average daily trading volume of the shares of Common Stock exceeds 10,000 shares (as adjusted for stock splits, stock combinations or similar events) for ten consecutive Trading Days, the Company shall receive a written Investor Request that the Company file a registration statement under the Securities Act, then the

Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and, subject to the limitations of Section 3(b) below, shall file (as expeditiously as practicable, and in any event prior to the applicable Filing Date) and use its best efforts to cause to become effective no later than the applicable Required Effectiveness Date, a Registration Statement under the Securities Act with respect to all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 13(g) below.
          (b) If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3 and the Company shall include such information in the written notice referred to in Section 3(a). In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. A majority in interest of the Holders of Registrable Securities participating in the underwriting, in consultation with the Company, shall select the managing underwriter or underwriters in such underwriting, which underwriter shall be reasonably acceptable to the Company. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 5(m)) enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such underwriting by a majority in interest of such Holders; provided, however, that no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder’s ownership of shares and authority to enter into the underwriting agreement and to such Holder’s intended method of distribution, and the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section 3, if the underwriter advises a Holder that marketing factors require a limitation of the number of shares to be underwritten, then the Holder shall so advise the Company and the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows: (i) first, among holders of Registrable Securities that have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the aggregate amount of Registrable Securities held by all such holders, until such holders have included in the underwriting all shares requested by such holders to be included, and (ii) thereafter, among all other holders of Common Stock, if any, that have the right and have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of shares of Common Stock owned by such holders. Without the consent of a majority in interest of the Holders of Registrable Securities participating in a registration referred to in Section 3(a), no securities other than Registrable Securities shall be covered by such registration if the inclusion of such other securities would result in a reduction of the number of Registrable Securities covered by such registration or included in any underwriting or if, in the opinion of the managing underwriter, the inclusion of such other securities would adversely impact the marketing of such offering.
          (c) The Company shall be obligated to effect only two (2) registrations (and, in each case, only if such registration would include Registrable Securities with an aggregate value of at least five million dollars ($5,000,000), calculated using the stated offering price disclosed on the cover of the final prospectus covering such Registrable Securities) pursuant to an Investor Request under this Section 3 (an offering which is not consummated shall not be counted for this purpose unless such offering is withdrawn at the request of a majority in interest of the Holders participating in such Investor Request).
          (d) Notwithstanding the foregoing, if the Company shall furnish to the Holders requesting a Registration Statement pursuant to this Section 3, a certificate signed by the chief executive officer or chief financial officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed by reason of a material pending transaction and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the Investor Request; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period. Likewise, the Company shall not be obligated to effect any registration pursuant to this Section 3 within one hundred eighty (180) days after the Effective Date of a previous Registration Statement filed pursuant to this Section 3.
          4. Piggy-Back Registrations.
          (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Investors) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 (or similar or successor form) relating solely to the sale of securities to participants in a Company stock plan or to other compensatory arrangements to the extent includable on Form S-8 (or similar or successor form), or a registration on Form S-4 (or similar or successor form)), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 13(g), the Company shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The Company shall have no obligation under this Section 4 to make any offering of its securities, or to complete an offering of its securities that it proposes to make.
          (b) If the Company intends to distribute the stock or other securities referenced in Section 4(a) by means of an underwriting with an underwriter selected in the Company’s sole discretion, it shall so advise the Holders as a part of the written notice referred to in Section 4(a). In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 5(m)) enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such underwriting.
          (c) If any registration undertaken pursuant to this Section 4 is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the

Company that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall include in such registration: (i) first, the securities the Company proposes to sell; and (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such Holder.
          (d) If, at any time after giving notice of its intention to register any of its securities as set forth in Section 4(a) and before the Effective Date of the Registration Statement filed in connection with such registration, the Company shall determine, for any reason, not to register such securities, the Company may, in its sole discretion, give written notice of such determination to each Holder that requested to have its Registrable Securities included in such registration and thereupon shall be relieved of its obligation pursuant to Section 4 to register any Registrable Securities in connection with such registration.
          5. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:
          (a) Not less than three Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders and Investor Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and Investor Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file such a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities and Investor Counsel shall reasonably object.
          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible, and in any event within ten (10) Trading Days, to any comments received from the Commission with respect to any Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders and Investor Counsel true and complete copies of all correspondence from and to the Commission relating to a Registration Statement.
          (c) Notify the Holders of Registrable Securities to be sold and Investor Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a “review” of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to each Holder a copy of such comments and of all written responses thereto); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to a Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (d) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
          (e) Furnish to each Holder and Investor Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.
          (f) Promptly deliver to each Holder and Investor Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. Subject to the limitations set forth in this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
          (g) (i) In the time and manner required by each Trading Market, if at all, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities included in any registration; (ii) take all steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as reasonably practicable thereafter; (iii) to the extent available to the Company, provide to the Investors evidence of such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market.
          (h) If the shares of Common Stock are then listed or quoted on an Eligible Market, use its best efforts to list the Registrable Securities covered by such Registration Statement with each Trading Market;

          (i) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and Investor Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(i), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction).
          (j) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to an effective Registration Statement, which certificates shall be free, to the extent permitted pursuant to Section 12(a), of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.
          (k) Upon the occurrence of any event described in Section 5(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to such a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Registration Statement nor its related Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (l) Subject to the execution of appropriate confidentiality agreements, cooperate with any due diligence investigation undertaken by the Holders in connection with the sale of Registrable Securities, including without limitation by making available any documents and information; provided that the Company will not deliver or make available to any Holder material, nonpublic information unless such Holder specifically requests in advance to receive material, nonpublic information.
          (m) If Holders of a majority of the Registrable Securities being offered pursuant to a Registration Statement select underwriters for the offering or if securities are otherwise being sold pursuant to any underwritten public offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, by providing customary legal opinions, comfort letters and indemnification and contribution obligations.
          (n) Comply with all applicable rules and regulations of the Commission.
          6. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with any Trading Market, and (ii) in compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders)), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and Investor Counsel for the Holders (which Investor Counsel’s fees shall not exceed $30,000, and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, all underwriting fees, brokerage discounts and selling commissions applicable to a sale by a Holder incurred in connection with any registration of Registrable Securities, together with any legal fees and expenses in excess of the $30,000 limitation, shall be borne pro rata by the Holders in accordance with the number of Registrable Securities included in such registration by each such Holder.
          7. Indemnification
          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 5(c)(v)-(vii), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 13(f). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.
          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 7(c)) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnified Party undertakes to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
          (d) Contribution. If a claim for indemnification under Section 7(a) or 7(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 7(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 7 was available to such party in accordance with its terms.
          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
          8. Restriction on Sales.
          (a) Each Holder hereby agrees with the Company that, during the one year period following the Closing Date, it shall not sell or otherwise transfer or dispose of (other than to donees, affiliates or partners who agree to be similarly bound) any Registrable Securities. To the extent that a Holder is released from the restrictions of this Section 8 (any such release shall be effectuated in accordance with the requirements of subsection (d) hereof), each other Holder will be similarly released on a pro rata or other equitable basis (as determined in good faith by the Board of Directors of the Company).
          (b) (i) Notwithstanding anything to the contrary contained in Section 8(a) above, the North Sound Investors shall have the right to sell all of the Registrable Securities held by them (collectively, the “NSI Shares”) to a single purchaser (or group of Affiliated purchasers) in a privately negotiated transaction if the North Sound Investors determine in good faith that such sale is reasonably necessary to the conduct of their operations; provided, however, that if and for so long as, in the reasonable good faith judgment of the Board of Directors of the Company, such sale would have a material negative impact on an ongoing active round of financing of the Company, such sale shall require the prior consent of the Company.
               (ii) If the North Sound Investors propose to sell the NSI Shares pursuant to this Section 8(b), they shall deliver a written notice to the Company (the “NSI Notice”) which NSI Notice shall specify the proposed aggregate cash purchase price for the NSI Shares (the “NSI Price”) together with any other material terms and conditions of the proposed sale.
               (iii) Within twenty one (21) days following receipt of the NSI Notice, the Company shall notify the North Sound Investors whether the Company (or its designee) elects to purchase the NSI Shares at the NSI Price on such terms and conditions as are specified in the NSI Notice (such notification is hereinafter referred to as the “Company Acceptance”). If the Company does not provide a Company Acceptance to the North Sound Investors within such twenty one (21) day period, the Company shall be deemed to have declined to purchase (or designate a third party to purchase) the NSI Shares. A Company Acceptance shall be deemed to be an irrevocable commitment by the Company (or its designee) to purchase the NSI Shares from the North Sound Investors.
               (iv) If the Company (or its designee) does not elect to purchase the NSI Shares, the North Sound Investors may sell the NSI Shares to a single purchaser (or group of Affiliated purchasers) for an aggregate cash purchase price not less than the NSI Price, and on such other terms and conditions as are no more favorable to such purchaser(s) than those specified in the NSI Notice; provided, that the North Sound Investors may sell the NSI Shares for an aggregate purchase price less than the NSI Price or on terms more favorable to such purchaser(s) if, prior to such sale, the North Sound Investors shall first offer to the Company (or its designee) the opportunity to purchase the NSI Shares at such lower aggregate purchase price and on such more favorable terms and conditions, as the case may be (the “NSI Revised Offer”), which NSI Revised Offer shall remain open until 5:30 p.m. on the second Trading Day following the Company’s receipt of the NSI Revised Offer pursuant to Section 13(g) below.
               (v) The closing of the purchase of the NSI Shares by the Company pursuant to this Section 8(b) shall take place no later than five (5) Trading Days after the delivery of the Company Acceptance or the Company’s acceptance of the NSI Revised Offer, as applicable, at 10:00 a.m. local time at the principal offices of the Company, or at such other date, time or place as the Company and the North Sound Investors may agree. At such closing, the North Sound Investors shall sell, transfer and deliver to the Company (or its designee) the NSI

Shares so purchased by the Company and shall deliver to the Company a certificate or other evidence representing the NSI Shares. Simultaneously with delivery of such certificates, the Company shall deliver to the North Sound Investors, by wire transfer of immediately available funds to such bank account as the North Sound Investors shall designate, a cash amount equal to the NSI Price (as the same may be revised by the NSI Revised Offer, if applicable), in full payment of the purchase price of the NSI Shares being purchased.
          (c) In addition to any legends required pursuant to Section 12(a) or any other Transaction Document, the Holders agree to the imprinting, so long as is required by this Section 8, of the following legend on any certificate evidencing Registrable Securities:
“The securities represented by this certificate are subject to the provisions of an Investors’ Rights Agreement dated as of September [7], 2006 (a copy of which is on file with the Secretary of the Company) and may not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of except in compliance with the provisions of such Investors’ Rights Agreement.”
          (d) The Company covenants and agrees to fully enforce the restrictions contained in this Section 8 against each Holder, except to the extent such restrictions are subsequently waived or modified pursuant to a written instrument executed by the Company and the Holders of at least 66 2/3% of the Registrable Securities. In furtherance of the foregoing, the Company shall issue stop transfer instructions to its transfer agent consistent with the restrictions contained herein. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 8.
          9. Right of First Offer.
          (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of Preferred Stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt or other securities directly or indirectly convertible into capital stock of the Company (collectively, “Covered Securities”), unless in each such case the Company shall have first complied with this Section 9.
          (b) If the Company wishes to issue any Covered Securities, it shall deliver written notice to each Investor (hereinafter referred to as the “Notice of Offer”) which Notice of Offer shall specify (i) a description of the Covered Securities the Company proposes to issue and sell, (ii) the number of such Covered Securities which the Company wishes to sell (the “Offer Securities”); (iii) the proposed cash purchase price per share or unit for the Offer Securities (the “Offer Price”); and (iv) all other material terms and conditions of the offer. The Notice of Offer shall constitute an irrevocable offer by the Company to sell to the Investors the Offer Securities at the Offer Price, as hereinafter provided.

          (c) Within 30 days following receipt of the Notice of Offer, each Investor shall notify the Company as to the number of Offer Securities, if any, it is electing to purchase (any such notification is hereinafter referred to as the “Investor’s Acceptance” and any such Investor electing to purchase Offer Securities, an “Accepting Investor”). If an Investor does not provide an Investor’s Acceptance to the Company within such period, such Investor shall be deemed to have declined to purchase any of the Offer Securities. An Investor’s Acceptance shall be deemed to be an irrevocable commitment to purchase from the Company the number of Offer Securities which such Investor has elected to purchase pursuant to its Investor’s Acceptance, subject to allocation of the Offer Securities among Investors accepting the Notice of Offer, as hereinafter provided.
          (d) If the Investors have elected to purchase a number of Offer Securities that in the aggregate exceeds the total number of Offer Securities, the Offer Securities shall be allocated among the Accepting Investors as follows: (x) first, among the Accepting Investors as nearly as possible in proportion to the number of Registrable Securities then held by such Accepting Investors and (y) second, among those Accepting Investors that elected to purchase more Offer Securities than the number to which they are entitled under clause (x), as nearly as possible in proportion to the number of Registrable Securities held by such Accepting Investors. This Section 9(d) shall be construed and given effect in such manner that no Investor shall be required or entitled to purchase a number of Offer Securities greater than the number set forth in its Investor’s Acceptance. The Company shall promptly notify each Accepting Investor, if any, of the number of securities allocated to it, and each such Accepting Investor shall be obligated to purchase at the Offer Price such securities at a closing as set forth in Section 9(f).
          (e) If the Accepting Investors do not elect to purchase all of the Offer Securities available for purchase under this Section 9, the Company may, within a period of three months from the date of the Notice of Offer, sell the remaining Offer Securities not subject to an Investor’s Acceptance to one or more third parties (each a “Third Party Purchaser”) for cash at a price per share not less than the Offer Price, and on such other terms and conditions as are no more favorable to the proposed Third Party Purchaser than those specified in the Notice of Offer. If the Company does not complete the sale of the Offer Securities within such three-month period, the provisions of this Section 9 shall again apply, and no sale of such Offer Securities by the Company shall be made otherwise than in accordance with the terms of this Agreement.
          (f) The closing of purchases of Offer Securities by Investors pursuant to this Section 9 shall take place no later than 60 days after the date of the Notice of Offer, at 10:00 A.M. local time at the principal offices of the Company, or at such other date, time or place as the parties to the sale may agree. At least five (5) business days prior to such closing, the Company shall notify the Investor(s) in writing of the names of purchasers and the portion of the Offer Securities to be purchased by each. At such closing, the Company shall sell, transfer and deliver to each purchaser the Offer Securities so purchased by such purchaser and shall deliver to each purchaser a certificate or other evidence representing the Offer Securities sold to such purchaser. Simultaneously with delivery of such certificates, each purchaser of the Offer Securities shall deliver to the Company, by wire transfer of immediately available funds to such bank account as the Company shall designate, a cash amount equal to the product of the Offer Price and the number of Offer Securities being acquired by such purchaser, in full payment of the purchase price of the Offer Securities purchased.

          (g) The term “Covered Securities” shall not include shares of Common Stock issued or issuable:
               (i) upon conversion of the Series A Preferred Stock;
               (ii) to officers, directors or employees of, or consultants to, the Corporation pursuant to (x) stock options outstanding on the date hereof, or (y) stock agreements, purchase plans, employee stock incentive programs or stock options granted after the date hereof on terms approved by the Board of Directors of the Company, if any, up to a maximum of 534,566 shares of Common Stock in the aggregate;
               (iii) for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors, provided such transaction is not principally for the purpose of raising equity capital;
               (iv) for consideration other than cash in connection with any other strategic transaction unanimously approved by the Board of Directors, including any joint venture, licensing arrangement, distribution arrangement or development agreement, up to a maximum of 500,000 shares of Common Stock, provided such transaction is not principally for the purpose of raising equity capital;
               (v) as a dividend or distribution on any shares of capital stock of the Company; and
               (vi) in a Qualified Public Offering.
          (h) In the event that any Offer Securities to be issued are voting securities, each Investor shall have the right under this Section 9 to purchase, in lieu of its share of such voting securities, an identical number of non-voting securities that have the same economic rights as such voting securities and that are freely convertible into such voting securities, subject to any restrictions on conversion which such Investor shall request.
          (i) This Section 9 shall terminate and be of no further force and effect upon the consummation of a Qualified Public Offering.
          10. Delivery of Certificates. In addition to any other rights available to a Holder, if the Company fails to deliver or to cause to be delivered to such Holder a certificate representing shares of Common Stock on the date on which delivery of such certificate is required by any Transaction Document, and if after such date such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the shares that such Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Trading Days after such Holder’s request (which request, to the extent required pursuant to such Transaction Document, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company), and in such Holder’s discretion, either (i) pay cash to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Holder a certificate or certificates representing such shares of Common Stock and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.
          11. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder to any: (i) subsidiary, affiliate, parent, partner, limited partner, retired partner or stockholder of such Holder; (ii) immediate family member (spouse or child) of, or trust for the benefit of, such Holder (if such Holder is a natural person) or such Holder’s immediate family member; or (iii) Person who, after such assignment or transfer, holds at least 50,000 Registrable Securities (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like occurring with respect to the Common Stock following the date of this Agreement); provided, however, that it shall be a condition to the effectiveness of such assignment that: (x) the Company is, within three (3) Trading Days after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned; and (y) such transferee or assignee agrees in writing (a copy of which writing is provided to the Company at the time of transfer) to be bound by and subject to all of the terms and conditions of this Agreement.
          12. Additional Rights of Investors.
          (a) Transfer Restrictions.
               (i) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, any transfer of Securities by a Investor to an Affiliate of such Investor, provided that the transferee certifies to the Company that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.
               (ii) In addition to any legends required pursuant to any other Transaction Document, the Investors agree to the imprinting, so long as is required by this Section 12(a)(ii), of the following legend on any certificate evidencing Securities:
“Neither these securities nor the securities into which these securities are convertible have been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption therefrom, or in a transaction not subject to, the registration requirements of the Securities Act and in compliance with applicable state securities and blue sky laws. Notwithstanding the foregoing, these securities and the securities issuable upon conversion of these securities may be pledged to an “accredited investor” within the meaning of Rule 501(a) under the Securities Act in connection with a bona fide margin account or other loan secured by such securities.”
          Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Securities is effective under the Securities Act, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). At such time as a legend is no longer required for certain Securities, the Company will, no later than three Trading Days following the delivery by a Investor to the Company or the Company’s transfer agent of a legended certificate representing such Securities and, if reasonably requested by the Company, a legal opinion reasonably satisfactory to the Company regarding the removal of such legend, deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 12(a). For so long as any Investor owns Securities, the Company will not effect or publicly announce its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock.
          (b) Furnishing of Information. As long as any Investor owns Registrable Securities and is not eligible to sell all such Registrable Securities pursuant to paragraph (k) of Rule 144, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Investors to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

          (c) Access. The Company shall give each Investor that owns Registrable Securities and its representatives, at the request of such Investor, access during reasonable business hours to (i) all properties, assets, books, contracts, commitments, reports and records relating to the Company and its subsidiaries, and (ii) the management, accountants, lenders, customers and suppliers of the Company and its subsidiaries; provided, however, that the Company shall not be required to provide such Investor access to any information or Persons if the Company reasonably determines that access to such information or Persons cannot be provided to such Investor in a manner that would avoid an adverse affect on the attorney-client privilege between the Company and its counsel or the disclosure of trade secrets, material nonpublic information or other confidential or proprietary information, as applicable.
          (d) State Securities Law Compliance — Resale. Beginning on the earlier of (x) six months following the date of this Agreement and (y) the date which a registration statement is effective and shares of Common Stock are available for trading pursuant to the terms of the this Agreement, and continuing until either (i) the Investors have sold all of their Registrable Securities under a registration statement pursuant to this Agreement or (ii) the Common Stock becomes a “covered security” under Section 18(b)(1)(A) of the Securities Act, the Company shall maintain within either Moody’s Industrial Manual or Standard and Poor’s Standard Corporation Descriptions (or any successors to these manuals which are similarly qualified as “recognized securities manuals” under state Blue Sky laws) an updated listing containing (i) the names of the officers and directors of the Company, (ii) a balance sheet of the Company as of a date that is at no time older than eighteen months and (iii) a profit and loss statement of the Company for either the preceding fiscal year or the most recent year of operations.
          (e) Securities Laws Disclosure; Publicity.
               (i) From and after the filing of the 8-K Filing with the Commission, no Outside Investor shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and each of their respective officers, directors, employees and agents, not to, provide any Outside Investor with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the Commission without the express written consent of such Outside Investor.
               (ii) Subject to the foregoing, neither the Company nor the Investors shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the consent of the other; provided, however, that the Company shall be entitled, without the prior approval of a majority in interest of the Investors, to make any press release or other public disclosure with respect to such transactions (x) in substantial conformity with the 8-K Filing and contemporaneously therewith and (y) as is required by applicable law and regulations (provided that in the case of clause (x) the Investors shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof)

is required by law or Trading Market regulations, in which case the Company shall provide such Investor with reasonable prior notice of such disclosure.
          13. Miscellaneous.
          (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the Registrable Securities then outstanding or deemed to be outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.
          (c) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any Subsidiary has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.
          (d) No Piggyback on Registrations. None of the security holders of the Company (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.
          (e) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.
          (f) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 5(c)(v), 5(c)(vi), or 5(c)(vii), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 5(a), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.
          (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 13(g) prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) and earlier than 11:59 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.
          (h) Successors and Assigns. Subject to the express limitations contained herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.
          (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement or amendments thereto and of signature pages by facsimile transmission or by email transmission in portable digital format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Agreement or amendment for all purposes. Signatures of the parties transmitted by facsimile or by email transmission in portable digital format, or similar format, shall be deemed to be their original signatures for all purposes.
          (j) Governing law; venue; waiver of jury trial. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the State and U.S. Federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the State and U.S. Federal courts sitting in the City of New York, Borough of Manhattan and the U.S. Federal courts sitting in the State of Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement or any transaction document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
          (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
          (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
          (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
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     IN WITNESS WHEREOF, the parties have executed this Investors’ Rights Agreement as of the date first written above.

TENBY PHARMA INC.

By:	/s/ Barry Butler

Name:
Title:

Address for Notice:

3110 Cherry Palm Drive, Suite 340 Tampa, Florida 33619 Facsimile No.: (813) 496-7328 Telephone No.: (813) 496-7325 Attn: Barry Butler

with a copy (which shall not constitute notice) to:

Hill, Ward and Henderson, P.A. 101 East Kennedy Boulevard, Suite 3700 Tampa, Florida 33602 Facsimile No.: (813) 221-2900 Telephone No.: (813) 222-8705 Attn: Reid Haney, Esq.
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NORTH SOUND LEGACY INSTITUTIONAL FUND LLC

By: North Sound Capital LLC; Manager

By:	/s/ Thomas E. McAuley

Name: Thomas E. McAuley Title: Chief Investment Officer

Address for Notice:

20 Horseneck Lane Greenwich, Connecticut 06830 Facsimile No.: (203) 340-5701 Telephone No.: (203) 340-5784 Attn: Andrew B. David, Esq.

with a copy (which shall not constitute notice) to:

Proskauer Rose LLP 1585 Broadway New York, New York 10036 Facsimile No.: (212) 969-2900 Telephone No.: (212) 969-3000 Attn: Adam J. Kansler, Esq.
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NORTH SOUND LEGACY INTERNATIONAL LTD.

By: North Sound Capital LLC; Investment Advisor

By:	/s/ Thomas E. McAuley

Name: Thomas E. McAuley Title: Chief Investment Officer

Address for Notice:

20 Horseneck Lane Greenwich, Connecticut 06830 Facsimile No.: (203) 340-5701 Telephone No.: (203) 340-5784 Attn: Andrew B. David, Esq.

with a copy (which shall not constitute notice) to:

Proskauer Rose LLP 1585 Broadway New York, New York 10036 Facsimile No.: (212) 969-2900 Telephone No.: (212) 969-3000 Attn: Adam J. Kansler, Esq.
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AVALON VENTURES VI, L.P.

By:	Avalon Ventures GP, LLC its General Partner

By:	/s/ Kevin J. Kinsella

Name: Title: Managing Member

Address for Notice:

c/o Sytera II, Inc. 888 Prospect Street, Suite 320 La Jolla, CA 92037 Facsimile No.: (858) 348-2183 Telephone No.: Attn:
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AVALON VENTURES VI GP FUND, LLC

By:	Avalon Ventures GP, LLC its General Partner

By:	/s/ Kevin J. Kinsella

Name: Title: Managing Member

Address for Notice:

c/o Sytera II, Inc. 888 Prospect Street, Suite 320 La Jolla, CA 92037 Facsimile No.: (858) 348-2183 Telephone No.: Attn:
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AVALON VENTURES VII, L.P.

By:	Avalon Ventures VII GP, LLC its General Partner

By:	/s/ Kevin J. Kinsella

Name: Title: Managing Member

Address for Notice:

c/o Sytera II, Inc. 888 Prospect Street, Suite 320 La Jolla, CA 92037 Facsimile No.: (858) 348-2183 Telephone No.: Attn:
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WIDDER FAMILY LIMITED PARTNERSHIP

By:	/s/ Kenneth J. Widder

Name: Kenneth J. Widder, M.D. Title: Partner

Address for Notice:

c/o Sytera II, Inc. 888 Prospect Street, Suite 320 La Jolla, CA 92037 Facsimile No.: (858) 348-2183 Telephone No.: Attn: Kenneth J. Widder, M.D.
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THE LICHTER FAMILY TRUST

By:	/s/ Jay Lichter

Name: Jay Lichter, Ph.D. Title: Trustee

Address for Notice:

c/o Sytera II, Inc. 888 Prospect Street, Suite 320 La Jolla, CA 92037 Facsimile No.: (858) 348-2183 Telephone No.: Attn: Jay Lichter, Ph.D.
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/s Nathan L. Mata
Nathan L. Mata, M.D.

Address for Notice:

c/o Sytera II, Inc.
888 Prospect Street, Suite 320
La Jolla, CA 92037
Facsimile No.: (858) 348-2183
Telephone No.:
Attn: Nathan L. Mata, M.D.
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/s/ Gabriel Travis
Gabriel Travis, M.D.

Address for Notice:

Jules Stein Eye Institute/UCLA School of Medicine
100 Stein Plaza, Room BH-667
Los Angeles, CA 90095
Facsimile No.:
Telephone No.:
Attn: Gabriel Travis, M.D.
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/s/ Susan Benton
Susan Benton

Address for Notice:

c/o Tenby Pharma Inc.
3110 Cherry Palm Drive, Suite 340
Tampa, FL 33619
Facsimile No.: (813) 496-7328
Telephone No.:
Attn: Susan Benton
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/s/ Philippe Boulangeat
Philippe Boulangeat

Address for Notice:

c/o Tenby Pharma Inc.
3110 Cherry Palm Drive, Suite 340
Tampa, FL 33619
Facsimile No.: (813) 496-7328
Telephone No.:
Attn: Philippe Boulangeat
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/s/ Barry Butler
Barry Butler

Address for Notice:

c/o Tenby Pharma Inc.
3110 Cherry Palm Drive, Suite 340
Tampa, FL 33619
Facsimile No.: (813) 496-7328
Telephone No.: (813) 496-7325
Attn: Barry Butler

with a copy (which shall not constitute notice) to:

Hill, Ward and Henderson, P.A.
101 East Kennedy Boulevard, Suite 3700
Tampa, FL 33602
Facsimile No.: (813) 221-2900
Telephone No.: (813) 222-8705
Attn: Reid Haney, Esq.
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/s/ Roger Vogel
Roger Vogel

Address for Notice:

c/o Tenby Pharma Inc.
3110 Cherry Palm Drive, Suite 340
Tampa, FL 33619
Facsimile No.: (813) 496-7328
Telephone No.: (813) 496-7325
Attn: Roger Vogel
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/s/ Randy Milby
Randy Milby

Address for Notice:

270 Presidential Drive Wilmington, DE 19807 Facsimile No.: (302) 338-8067 Telephone No.: Attn: Randy Milby

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PHARMABIO DEVELOPMENT INC. (D/B/A NOVAQUEST)

By:	/s/ Kerry E. Zook

Name: Kerry E. Zook Title: Vice President

Address for Notice:

4709 Creekstone Drive Riverbirch Building, Suite 200 Durham, NC 27703 Facsimile No.: (919) 998-2090 Telephone No.: (919) 998-2000 Attn: President
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Annex A
Plan of Distribution
     The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.
     The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.
     The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.
     Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.
     The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.
     The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.
     The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.
     We are required to pay all fees and expenses incident to the registration of the shares of common stock, including up to $30,000 in fees and disbursements of counsel to the selling stockholders. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.
     The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.
     The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.